UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2014

NEW CENTURY BANCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 10, 2014, New Century Bancorp, Inc., the holding company for New Century Bank, issued a press release announcing regulatory approval from both the Federal Deposit Insurance Corporation (FDIC) and the North Carolina State Banking Commission for the merger of Select Bank & Trust Company and New Century Bank. A copy of this press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

99.1	Press release dated July 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Dated: July 16, 2014